 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BLUE BRIDGE CAPITAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLUE BRIDGE CAPITAL, INC.
637 Howard Street
San Francisco, CA 94105

 July 15, 2011

To the Stockholders of BLUE BRIDGE CAPITAL, INC.:

The annual meeting of the Stockholders (the “Annual Meeting”) of Blue Bridge Capital, Inc., a Delaware corporation (the “Company”), will be held on August 18, 2011, at 3 p.m., local time, at Room  2711, Profit Plaza, 76 West Huangpu Road, Guangzhou, Guangdong, China.

Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of the Board of Directors, I cordially invite all stockholders to attend the Annual Meeting. It is important that your shares be voted on the matters scheduled to come before the Annual Meeting. Whether or not you plan to attend the Annual Meeting, I urge you to vote your shares. We are providing the voting of your shares by mail and you can vote by executing and returning the enclosed proxy card in the prepaid envelope provided.  If you attend the Annual Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Annual Meeting, you may revoke such proxy at any time prior to the Annual Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chairman of the Board of Directors of the Company.

/s/ George Ma
George Ma Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of stockholders to be held on August 18, 2011: In accordance with rules and regulations adopted by the Securities and Exchange Commission, we are now providing access to our proxy materials, including the proxy statement, our Annual Report for the 2010 fiscal year and a form of proxy relating to the annual meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.bluebridgecap.com.  These proxy materials are available free of charge.

BLUE BRIDGE CAPITAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on August 18, 2011

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Blue Bridge Capital, Inc., a Delaware corporation (the “Company”), will be held at 3:00 p.m., local time, at Room  2711, Profit Plaza, 76 West Huangpu Road, Guangzhou, Guangdong, China for the following purposes:

1.
To elect four (4) directors to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors recommends that you vote in favor of each proposal.

Stockholders of record as of the Record Date (as defined below) are entitled to notice of, and to vote at, this Annual Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE YOUR SHARES.  YOU CAN VOTE YOUR SHARES BY:

●	Mail. Simply return your executed proxy in the enclosed postage paid envelope.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

By Order of the Board of Directors

/s/ George Ma
George Ma Chairman of the Board
July 15, 2011

BLUE BRIDGE CAPITAL, INC.

BLUE BRIDGE CAPITAL, INC.
637 Howard Street
San Francisco, CA 94105

PROXY STATEMENT

GENERAL INFORAMTION

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of Blue Bridge Capital, Inc., a Delaware corporation (the “Company” or “Blue Bridge”) for the Annual Meeting of the Stockholders (the “Annual Meeting”) to be held onAugust 18, 2011 at 3:00 P.M., local time, at Room  2711, Profit Plaza, 76 West Huangpu Road, Guangzhou, Guangdong, China.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to the stockholders is July 18, 2011.  The proxy materials are also available free of charge on the internet at www.bluebridgecap.com.   Stockholders are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  However, stockholders do not need to attend the annual meeting to vote.  Instead, stockholders may simply complete, sign and return the executed proxy card in the postage paid envelope to vote.

We will bear the expense of solicitation of proxies for the Annual Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board of Directors personally or by mail, telephone or facsimile.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only stockholders of record of our common stock, $0.001 par value (the “Common Stock”), as of the close of business on August 8, 2011 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof.

Voting Stock

Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matter to be voted at the Annual Meeting. No other class of voting securities was then outstanding.

Quorum

The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to the proposal, or you are present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting

The election of directors requires the approval of a plurality of the votes cast at the Annual Meeting. For purposes of the proposal, abstentions and broker “non-votes” will have no effect on the outcome.

If you are the beneficial owner, but not the registered holder of our shares, you cannot directly vote those shares at the Annual Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank.

If you wish to vote in person at the Annual Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Annual Meeting.

At the Annual Meeting, ballots will be distributed with respect to the proposal to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: “FOR,” “AGAINST” or “ABSTAIN”.

Proxies

The form of proxy solicited by the Board of Directors affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the Annual Meeting. Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposal.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be affected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Chief Executive Officer at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting at the Annual Meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors has any interest in the matters to be acted upon.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our amended and restated by-laws provide that the number of our directors shall be not less than one (1), as fixed from time to time in our by-laws or by our Board of Directors. The Board currently consists of three (3) members, all of whom are standing for re-election.  Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors. The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

The Board has recommended for election Yibiao Chen and for re-election, George Ma, Hui Liu, and Chuanda Zeng. If elected at the annual meeting, these directors would serve until the end of their respective terms and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Yibiao Chen, George Ma, Hui Liu, and Chuanda Zeng. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each of Yibiao Chen, George Ma, Hui Liu, and Chuanda Zeng has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

Our directors and nominees, their ages, positions with Blue Bridge, the dates of their initial election or appointment as director are as follows:

Name	Position/Title with Blue Bridge	Age	Other Occupation	Director Since

George Ma	Chairman	59		2008

Hui Liu	Director	33		2009

Chuanda Zeng	Director	38		2009

Yibiao Chen	Vice-Chairman	45		2011

For information as to the shares of common stock beneficially owned by each nominee, see the section “Securities Ownership of Certain Beneficial Owners and Management, as to other Board Matters, see the section “Board Information.”

The following are biographical summaries for our nominees for election as directors:

George Ma, Chairman

George Ma is currently the Chairman of the Board and is also one of the co-founders of the Company. Mr. Ma is an experienced executive who has many years of experience in creative marketing. His previous careers include film and television productions and working at an advertising agency with mass media experience in Hong Kong. After migrating to California in 1984, he founded Infinitel Communications, a cellular phone retail chain, VoIP and communication products and services provider based in California. He graduated from Hong Kong Technical College in 1972.

Hui Liu, Director and Chief Executive Officer

Mr. Liu has been a member of our Board since 2009 and our Chief Executive Officer since 2009. Currently, Mr. Liu also serves as the Vice President and General Manager of ZhongDan Investment and Guarantee Company which he joined in 2003. Hui Liu has 10 years of experience in telecommunication and the financial industry. Prior to joining ZhongDan Investment and Guarantee Company, Mr. Liu held various leading positions in Beijing Shenzhou Online Telecommunication Co. Ltd.  Mr. Liu graduated from Beijing Union University in 1999.

Chuanda Zeng, Director and Secretary

Mr. Zeng is our director and has been our Secretary since 2009. Mr. Zeng also serves as a director of Guangdong Small and Medium-sized Enterprise Financial Promotion Association and the administrative assistant of general manager of Dong Guan Yue Rong Guarantee Company. Mr. Zeng has 14 years of experience in telecommunication, real estate and retail business. Before he joined us, Mr. Zeng was the General Manager of Guangzhou Zhongjue Venture Capital Co. Ltd. Mr. Zeng graduated from Huanan Science & Engineering University in 1995.

Yibiao Chen, Vice Chairman

Mr Yibiao Chen is Chairman of Ashir Group Inc and Chief Executive Officer of Champion Investors (China) Ltd. He was assigned to The Development Research Center of the People's Government of Guangdong Province in 1988, and began Beijing Gosun and then Guangdong Gosun in June 1992. In 1995, Mr. Chen became Executive Editor-in-chief of "Operations of Investment Funds" edited by the famous economist, Liu Guoguang. While acting as General Manager of Beijing Gosun Telecom Technology Development Co., Ltd and Research Associate of Institute of Quantitative & Technical Economics, Chinese Academy of Social Sciences, he accumulated a wealth of experience in promotion of capital formation, industrial structure optimization, fostering industry growth, and made significant contributions to research and development of investment funds in China. Mr. Chen maintains extensive involvement in the Chinese business and finance community. Mr. Chen received his EMBA from Tsinghua University and BA from the Department of Economics at Sun Yat-sen University.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF
EACH OF YIBIAO CHEN, GEORGE MA, HUI LIU AND CHUANDA ZENG.

CORPORATE GOVERNANCE
BOARD OF DIRECTORS

Meetings and Certain Committees of the Board

The Board held one (1) meeting during 2010.  Each director attended the 2010 Board of Directors’ meeting.  From time to time, the members of our Board of Directors act by unanimous written consent in accordance with Delaware law.  During the year ended December 31, 2010, our Board of Directors took action by unanimous consent on eight (8) occasions.  We do not have a formal policy regarding attendance by members of our Board of Directors at our annual meetings of stockholders, but we encourage all members of our Board of Directors to attend such meetings.

Board Committees

Our Board of Directors has not established any standing committees.

Nominating Committee and Compensation Committee

Our Board of Directors has not established a nominating or compensation committee. The Board of Directors has determined that such committees are not necessary since the Company is considered to be a smaller reporting company and the Board of Directors can perform such functions that might otherwise be performed by a nominating or compensation committee.

Independence of the Board of Directors

Our Board of Directors is currently comprised of four (4) members. George Ma, Yibiao Chen, Hui Liu and Chuanda Zeng do not qualify as independent directors in accordance with the published listing requirements of the Nasdaq Capital Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as further required by Nasdaq rules, our Board of Directors has made an affirmative determination as to each independent director that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management. Our directors hold office until their successors have been elected and qualified or their earlier death, resignation or removal.

The Board’s Role in Risk Management

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Director’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive in its industry.

Effective risk oversight is an important priority of the Board.  The Board has implemented a risk governance framework to:

•	Understand critical risks in the Company’s business and strategy;
•	Allocate responsibilities for risk oversight among the full Board;
•	Evaluate the Company’s risk management process and see they are functioning adequately;
•	Facilitate open communication between management and directors; and
•	Foster an appropriate culture of integrity and risk awareness.

While the Board oversees risk management, Company’s management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, the Audit Committee and individual Directors on the significant risks identified and how they are being managed. Directors are free to communicate directly with senior management.

The Audit Committee plays significant role in overseeing risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics program, including the Code of Conduct. The Audit Committee members meet separately with the Company’s financial controller and representatives of the independent auditing firm.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

Board Leadership Structure and Risk Oversight

We administer our risk oversight function through our Board of Directors. Our Board of Directors is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to George Ma, the Chairman of the Board of Directors, at 637 Howard Street, San Francisco, Ca 94105. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by Mr. Ma and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Annual Meetings

We have no policy with respect to director attendance at annual meetings but we encourage every director and executive officer to attend our annual meetings. Our directors George Ma, Hui Liu and Chuanda Zeng attended last year’s annual meeting.

Compensation of Directors

Directors who also serve as employees of the Company do not receive payment for services as directors. The Chairman of the Board of Directors is responsible for reviewing and making decisions regarding all matters pertaining to fees and retainers paid to Directors of the Board. The directors may engage consultants or advisors in connection with their compensation review and analysis. The directors did not engage any consultants in 2010.

In making non-employee Director’s compensation decisions, the Chairman of the Board takes various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as committee chairs, and the forms of compensation paid to directors by comparable corporations.

We do not currently compensate our one non-employee director. We may establish certain compensation plans (e.g. options, cash for attending meetings, etc.) with respect to directors in the future.

The following table sets forth information concerning cash and non-cash compensation paid by the Company to its directors during the last fiscal year ended December 31, 2010.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
George Ma	0	—	—	—	—	—	0
Hui Liu	0	—	—	—	—	—	0
Chuanda Zeng	0	—	—	—	—	—	0

The directors will also be reimbursed for all of their out-of-pocket expenses in traveling to and attending meetings of the Board of Directors and committees on which they serve.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but our Board may recommend adoption of one or more such programs in the future.

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Executive Officers	Position/Title	Age
Hui Liu	President and Chief Executive Officer	33
Shan Liu	Chief Financial Officer	46

The biographical summary of Hui Liu can be found above in “Proposal One.” The following is the biographical summary of Shan Liu.

Shan Liu

Mr. Liu has been  our Chief Financial Officer since 2009.  Currently, he also serves as the Senior Vice President of Guangdong Wealth Guarantee Co., Ltd, the Senior Vice President in Investment Banking department of ZhongDan Investment & Guarantee Co., and the assistant to President of Guangdong SME Financing Promotion Association. Dr. Liu has 20 years of experience in financial and telecommunication industry. He worked for almost 10 years in the Hong Kong and Macao Office of People’s Government since 1989, during which period he was involved in the listings of four Chinese companies on the Hong Kong Stock Exchange.  Mr. Liu received his Master Degree in economics from Sun Yat-Sen University in China.

Certain Relationships and Related Transactions

Other than described below, to the best of our knowledge, there were no other related transactions with related persons in the fiscal year ended December 31, 2010:

---Value- added Telecom Service

The current U.S. office space is sub-leased from the company that owned by the chairman of the Company on a month to month basis during 2010. During 2009, the office space was sub-leased from another shareholder of the Company on a month to month basis.  The rent expense for the years ended December 31, 2010 and 2009 is $24,000 and $2,940, respectively.

API entered into an agreement with Apex Telecom, a shareholder of the Company, for leasing the facility and related equipment for use in operations during 2009.  The monthly rate of this lease was $200 per month. Effective on January 1, 2010, API does not lease the facility and related equipment from Apex Telecom, the leasing expense for the years ended December 31, 2010 and 2009 was $0 and $2,400, respectively. In addition, Apex Telecom had accounted $16,845 and $34,039 the total cost of sales of API, for the years ended December 31, 2010, and 2009, respectively.

During the years ended December 31, 2010 and 2009, API had related party sales of $-0- and $1,648, respectively.

During the year ended December 31, 2010 and 2009, API accrued compensation for key management personnel for the administrative and managerial services rendered to the company.  The total compensation accrued for the years ended December 31, 2010 and 2009 is $3,000 and $6,660, respectively.

In addition on the compensation for key management personal accrued by API, as stated above, for the years ended December 31, 2010 and 2009, key management personnel contributed administrative and managerial services to Apextalk Holdings, Inc. with a fair value of $28,700 and $49,980, respectively.

---Financial Consultancy services

On July 1, 2010, Yi An entered into a two-year strategic alliance agreement with, China Royal Pawn, a related company. A director of both APH and Yi An is also one of the five directors of China Royal Pawn. This director owns shares in APH, but no in Yi An. According to the agreement, Yi An would refer clients to the related company, and receive 10% of the fee charged by the related company as referral commission, and an additional 30% as consultancy fee for risk control services provided regarding the referred clients.

During the seven months period ended December 31, 2010, Yi An received consultancy fees of $2,547,305 from the related company, China Royal Pawn.  Total accounts receivable of $706,361 from this related company is recorded as of December 31, 2010.

As of December 31, 2010, the Company has a loan of $1,851,009 to China Royal Pawn. The Loan is unsecured, interest free and repayable on demand. The loan was repaid in January.

As of December 31, 2010, the Company has granted unsecured short-term notes receivable of $13,654,984 to China Royal Pawn through several PRC banks. The interest income arising from the note for the seven months ended December 31, 2010 was $261,588.

Procedures for Approval of Related Party Transactions

Our policy is that our Board of Directors is charged with reviewing and approving all potential related party transactions.  All such related party transactions are then required to be reported under applicable SEC rules. Otherwise, we have not adopted procedures for review of, or standards for approval of, these transactions, but instead review such transactions on a case-by-case basis.

A “Related Person” means:

•	any person who is, or at any time during the applicable period, was, a Director of the Company or a nominee for Director or an Executive Officer;
•	any person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock;
•
any immediate family member of any of the foregoing person, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-la, or sister-in-law of the Director, nominee for Director, Executive Officer or more than 5% beneficial owner of the Common Stock, and any person) other than a tenant or employee) sharing the household of such Director, nominee for Director, Executive Officer or more than 5% beneficial owner of the Common Stock; and

•
any firm, cooperation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of July 11, 2011, the names, addresses and number of shares of our common stock beneficially owned by all persons known to us to be beneficial owners of more than 5% of the outstanding shares of our common stock, and the names and number of shares beneficially owned by each of our directors and executive officers, and all of our executive officers and directors as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned).  As of July 11, 2011, we had a total of 3,911,951 shares of common stock outstanding.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Percent of Shares of Common Stock
Hui Liu	91,025	2.33%
Foshan Royal Investment Ltd	541,667	13.85%
Chuanda Zeng	147,914	3.78%
George Ma	4,117	*
Champion Investor (China), Ltd. 9 Divisions Street, Suite 201 New York, New York, 10002	2,864,585	73.23%
All executive officers and directors, as a group (4 persons)	3,649,308	93.28%

* less than 1%

Notes

(1)
Unless otherwise indicated, the persons or entities identified herein have sole voting and investment power with respect to the shares shown as beneficially held by them, subject to community property laws where applicable.

(2)	Except as otherwise indicated, the address of each of the individuals listed is c/o Apextalk Holdings, Inc., 637 Howard Street, San Francisco CA, 94105.
(3)
Applicable percentage of ownership is based on 3,911,951 shares of Common Stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Act of 1934 and generally includes voting or investment power with respect to such securities. Shares of Common Stock subject to securities exercisable for or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days are deemed to be beneficially owned by the person holding such options, warrants, rights, conversion privileges or similar obligations, for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

COMPENSATION DISCUSSION AND ANALYSIS

Summary of Executive Compensation

Compensation of Executive Officers

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the fiscal years ended December 31, 2010 and 2009  in all capacities for the accounts of our current and former executives, including the Chief Executive Officer (CEO) and Chief Financial Officer (CFO):

 SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Hui Liu,	2010	0	0	0	0	0	0	0	0
CEO, Director	2009	0	0	0	0	0	0	0	0

Shan Liu,	2010	0	0	0	0	0	0	0	0
CFO	2009	0	0	0	0	0	0	0	0

(1)  All salaries referenced above have been accrued but remain unpaid.

We do not have any plans to pay our officers and directors any compensation at this time.

Option Grants Table. There were no individual grants of stock options to purchase our common stock made to the executive officer named in the Summary Compensation Table through March 30, 2011.

Aggregated Option Exercises and Fiscal Year-End Option Value Table.  There were no stock options exercised during the period ending March 30, 2011by the executive officer named in the Summary Compensation Table.

Long-Term Incentive Plan (“LTIP”) Awards Table. There were no awards made to a named executive officer during the period ended March 30, 2011under any LTIP.

Narrative Disclosure to the Summary Compensation Table

Compensation of Directors

Directors are permitted to receive fixed fees for their services as directors. The Board of Directors has the authority to fix the compensation of directors. No amounts have been paid to date to the directors in such capacity.   We anticipate paying the directors the compensation when the Company becomes more profitable.

Employment Agreements

We do not have any employment agreements in place with any of our officers or directors,

Pension Benefits

We do not provide our named executive officers a defined benefit plan in connection with their retirement.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

We do not provide our named executive officers any compensation pursuant to a nonqualified plan.

Severance and Change of Control Agreements

We do not have any agreements or arrangements providing for payments to an executive officer in connection with any termination of the officer's employment or change of control of our Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (“10% Stockholders”), to file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% Stockholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such reports received by us, we believe that for the fiscal year ended December 31, 2010, all Section 16(a) filing requirements applicable to our officers, directors and 10% Stockholders were complied with.

Code of Ethics

The Company has not adopted a Code of Ethics.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the directors or executive officers has been involved in any legal proceedings that are material to the evaluation of their ability or integrity.

Family Relationship

 None.

AUDIT –RELATED MATTERS-AUDIT FEES AND SERVICES

Baker Tilly Hong Kong Limited (“Baker Tilly”) served as our independent auditors for the year ended December 31, 2010. We have selected Baker Tilly as our independent auditors for the year ending December 31, 2011.  The Board of Directors pre-approves all services performed by our principal auditor. We anticipate that a representative of Baker Tilly will be available at the annual meeting to answer appropriate questions from our shareholders and the Board of Directors related to the audited and reviewed financial statements in 2010.  At the annual meeting our auditor will have the opportunity to make a statement if they do desire and a representative is expected to be available to respond to questions.

Webb & Company, PA. (“Webb & Co.”) served as our independent auditors for the years ended December 31, 2009 and 2008. The Board of Directors pre-approves all services performed by our principal auditor.

Change of Accountant

On December 9, 2010, our Board dismissed Webb & Company, P.A. (“Webb & Co.”) as our current independent registered public accounting firm, and on December 9, 2010, we engaged a new independent registered public accounting firm, Baker Tilly Hong Kong, Certified Public Accountants, (“Baker Tilly”), to serve as the Company’s independent auditor. On December 9, 2010, the Company accepted the resignation of Webb & Co., ceasing to act as our independent auditors and, on December 9, 2010, we engaged Baker Tilly (“Friedman”), an Independent Registered Public Accounting Firm, to serve as our independent auditors. The Company’s Board of Directors participated in and approved the decision to dismiss our current independent registered public accounting firm and to engage Baker Tilly. Webb & Co. was appointed as our independent auditors on January 28, 2008.  Webb & Co. did not issue any audit report on our financial statements from the appointment date of January 28, 2008 to the date of resignation, December 9, 2010. The Company and Webb & Co. did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials from the date of engagement, January 28, 2008, through the date of resignation, December 9, 2010, which disagreements, if not resolved to the satisfaction of Webb & Co., would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  However, as noted, Webb & Co. did not audit any financial statements prior to its resignation. During the period from January 28, 2008 to the date of resignation, the Company did not experience any reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K . Prior to engaging Baker Tilly, the Company has not consulted Baker Tilly regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did the Company consult with Baker Tilly regarding any disagreements with our prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports. The Company obtained a letter from Webb & Co. addressed to the United States Securities and Exchange Commission stating it agrees with the statements presented in the Form 8-K the Company filed on December 10, 2010 and the letter was attached to the Form 8-K as Exhibit 16.1.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

Audit Fees

For the Company’s fiscal years ended December 31, 2010 and 2009, we were billed approximately $94,556 and $26,013 for professional services rendered for the audit and review of our financial statements.

Audit Related Fees

There were no fees for audit related services for the years ended December 31, 2010 and 2009.

Tax Fees

For the Company’s fiscal years ended December 31, 2010 and 2009, we were not billed for professional services rendered for tax compliance, tax advice, and tax planning.

All Other Fees

The Company did not incur any other fees related to services rendered by our principal accountant for the fiscal years ended December 31, 2010 and 2009.

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before our auditor is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

- approved by our audit committee; or

- entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular  service,  the  audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee's responsibilities to management.

We do not have an audit committee.  Our entire board of directors pre-approves all services provided by our independent auditors.

The pre-approval process has just been implemented in response to the new rules. Therefore, our board of directors does not have records of what percentage of the above fees were pre-approved.  However, all of the above services and fees were reviewed and approved by the entire board of directors either before or after the respective services were rendered.

Delivery of Documents to Stockholders Sharing an Address

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our common stock but sharing the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our Notice of Internet Availability of Proxy Materials, Annual Report, or proxy statement mailed to you, please submit a written request to Investor Relations, Blue Bridge Capital, Inc., 637 Howard Street, San Francisco, CA 94105, we will provide without charge to each person requesting a copy of our proxy statement, 2010 Annual Report or annual report on Form 10-K for the year ended December 31, 2010, including the financial statements filed therewith.  We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this proxy statement, as well as our 2010 Annual Report and annual report on Form 10-K for the year ended December 31, 2010, are available on our Internet website at www.bluebridgecap.com.

Submission of Stockholder Proposals

Proposals of stockholders intended for presentation at our 2012 annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive office by December 30, 2011 and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act.  If a stockholder intends to submit a proposal at our 2012 annual meeting of stockholders, which proposal is not intended to be included in our proxy statement and form of proxy relating to that meeting, the stockholder must provide appropriate notice to us not later than March 15, 2012 in order to be considered timely submitted within the meaning of Rule 14a-4(c) of the Exchange Act.   As to all such matters which we do not have notice on or prior to March 15, 2011, discretionary authority shall be granted to the persons designated in our proxy related to the 2012 annual meeting of stockholders to vote on such proposal.

Other Matters

Other than as described above, our Board of Directors knows of no matters to be presented at the annual meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this proxy statement do properly come before the meeting or any adjournment thereof.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet site that contains the reports, proxy and information statements and other information regarding Blue Bridge Capital, Inc. that we have filed electronically with the SEC. The address of the SEC’s internet site is http://www.sec.gov.

Annual Report

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, which has been filed with the SEC pursuant to the Securities Exchange Act of 1934, is available on our Internet website at www.bluebridgecap.com. with this Proxy Statement. Copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Blue Bridge Capital, Inc., at 637 Howard Street, San Francisco, Ca 94105, or on the SEC’s internet website at www.sec.gov specific request. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request.

By Order of the Board of Directors,
/s/ George Ma
GEORGE MA
Chairman of the Board
Dated:   July 15, 2011

[Proxy Card]
PROXY

BLUE BRIDGE CAPITAL, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 18, 2011

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) George Ma, Hui Liu, Chuanda Zeng, and Yibiao Chen, individually or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at 3:00 p.m., local time, at Room  2711, Profit Plaza, 76 West Huangpu Road, Guangzhou, Guangdong, China.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card. If no instructions are given, this proxy will be voted FOR the proposals and in the proxies’ discretion upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.

(To Be Signed on Reverse Side.)

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

FOR THE MATTER SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE ☒

The Board of Directors recommends you vote FOR all nominees:

1.	ELECTION OF DIRECTORS. George Ma, Hui Liu, Chuanda Zeng and Yibiao Chen
☐FOR all nominees, listed above (except as specified below). ☐WITHHOLD AUTHORITY to vote for all nominees listed above.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NAME(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED:

Signature of Stockholder

Date:

Signature of Stockholder

Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BLUE BRIDGE CAPITAL, INC.
637 Howard Street
San Francisco, CA 94105

**Important Notice Regarding the Availability of Proxy Materials**

for the

2011 Annual Meeting of Stockholders

to Be Held on

August 18, 2011

The proxy statement and annual report on Form 10-K are available at www.bluebridgecap.com

Meeting Information		How to Vote

Date:	August 18, 2011	To vote, simply complete and mail the proxy card. Alternatively, you may elect to vote in person at the annual meeting. You will be given a ballot when you arrive.
Time:	3:00 PM (China Beijing Time) (3:00 AM EDT)

Location:	Room 2711, Profit Plaza, 76 West Huangpu Road, Guangzhou, Guangdong, China

Voting Items

The Board of Directors recommends you vote FOR the following proposal:

1.	Election of four directors for a term of one year or until the next annual meeting of stockholders

Nominees:	George Ma Hui Liu Chuanda Zeng Yibiao Chen

☐FOR all nominees, listed above (except as specified below). ☐WITHHOLD AUTHORITY to vote for all nominees listed above.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NAME(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED:

Exhibits:

1.	Form 10K for the year ended December 31, 2010, filed with the SEC on March 30, 2011.